497(e)
                                                                       333-76130

AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 31, 2005 TO THE VARIABLE LIFE INSURANCE PROSPECTUSES AND SUPPLEMENTS TO PROSPECTUSES OF THE AXA EQUITABLE LIFE INSURANCE COMPANY DATED MAY 1, 2005


Paramount Life        Incentive Life 2000
IL Protector          Champion 2000
IL COLI               Incentive Life
IL COLI '04           Survivorship Incentive Life
Incentive Life Plus   Incentive Life '02
Survivorship 2000     Survivorship Incentive Life '02

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectuses and Supplements to Prospectuses and Statements of Additional Information, dated May 1, 2005, as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.


A.  PORTFOLIO/OPTION NAME CHANGES

Effective on or about October 17, 2005, subject to regulatory approval, all references in the Prospectuses to the names of certain variable investment options are changed as indicated in the table below. Accordingly, all references to the respective corresponding portfolios are also changed. Please note that these portfolio options may not be available under your policy:


-------------------------------------------------------------------------
Current Name                           New Name
-------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Growth   AXA Premier VIP Mid Cap Growth
-------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value    AXA Premier VIP Mid Cap Value
-------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value              EQ/FI Mid Cap Value
-------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond               EQ/JPMorgan Core Bond
-------------------------------------------------------------------------
EQ/JP Morgan Value Opportunities       EQ/JPMorgan Value Opportunities
-------------------------------------------------------------------------
EQ/Mergers and Acquisitions            EQ/GAMCO Mergers and Acquisitions
-------------------------------------------------------------------------
EQ/Small Company Value                 EQ/GAMCO Small Company Value
-------------------------------------------------------------------------


B. In each Statement of Additional Information under "Distribution of the policies," the tenth paragraph for Incentive Life, Incentive Life '02, Survivorship Incentive Life and Survivorship Incentive Life '02 (the eleventh paragraph for IL COLI and IL COLI '04 and the fifth paragraph for Paramount Life ("Paramount")) is deleted in its entirety and replaced with the following:


The Distributors (AXA Advisors for Paramount) will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors (AXA Advisors for Paramount) may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors (AXA Advisors for Paramount) or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.



                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

EVM-424 (8/05)                                                            135374
NEW BIZ/IN FORCE (SAR) Supp                                               x01130

AXA Equitable Life Insurance Company

Variable Life Insurance Policies

Accumulator(R) Life   Incentive Life 2000
Paramount Life        Champion 2000
IL Protector          Incentive Life
IL COLI               Survivorship Incentive Life
IL COLI '04           Incentive Life '02
Incentive Life Plus   Survivorship Incentive Life '02
Survivorship 2000

PROSPECTUS SUPPLEMENT DATED AUGUST 31, 2005
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through March 31, 2006, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through March 31, 2006), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer over the telephone by calling 1-888-855-5100 or via the Internet by visiting our website and enrolling in EQAccess. If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern) on March 31, 2006, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.


















                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

EVM 341 (8/05)                                                     132054 (8/05)
IF/NB                                                                     x01132